SECURITY AGREEMENT

SECURITY AGREEMENT, dated as of July 31, 2013 between IM BRANDS, LLC, a Delaware limited liability company (the “Borrower”) with its principal office located at 475 Tenth Avenue, New York, New York 10018, and Bank Hapoalim B.M., an Israeli banking corporation licensed to do business in the State of New York (the “Bank”) with its New York office located at 1177 Avenue of the Americas, New York, NY 10036.

WHEREAS, the Borrower will enter into credit facilities with the Bank, evidenced by the various loan documents (each, as amended and in effect from time to time, a “Loan Document” and together, as amended and in effect from time to time, the “Loan Documents”), including an additional separate and distinct credit facility with the Bank dated as of this date (as evidenced by such documents dated as of this date as may be amended and in effect from time to time, the “Credit Agreements”, which shall also be deemed to be “Loan Documents”), with the Bank pursuant to which the Bank, subject to the terms and conditions contained therein, is to make loans or otherwise to extend credit to the Borrower; and

WHEREAS, it is a condition precedent to the Bank’s making credit available to the Borrower under the Credit Agreements and to make any loans or otherwise extend credit to the Borrower under the Loan Documents, that the Borrower execute and deliver to the Bank a security agreement in substantially the form hereof; and

WHEREAS, the Borrower wishes to grant security interests in favor of the Bank as herein provided;

NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.          Definitions. All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Loan Documents. The term “State”, as used herein, means the State of New York. All terms defined in the Uniform Commercial Code of the State and used herein shall have the same definitions herein as specified therein. However, if a term is defined in Article 9 of the Uniform Commercial Code of the State differently than in another Article of the Uniform Commercial Code of the State, the term has the meaning specified in Article 9. The term “Obligations”, as used herein, means all of the indebtedness, obligations and liabilities of the Borrower to the Bank, individually or collectively, whether direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising under or in respect of the Loan Documents, any promissory notes or other instruments or agreements executed and delivered pursuant thereto or in connection therewith, or this Agreement. The term “Loan Document(s)”, as used herein, includes the Credit Agreements, promissory notes or other instruments, letter of credit applications and agreements, this Agreement, and any other agreement between the Borrower and the Bank, relating to a credit facility or facilities extended by the Bank to the Borrower. The term “Event of Default”, as used herein, means the failure of the Borrower to pay or to perform any of the Obligations, or any of the other terms or conditions, as and when due to be paid or performed under the terms of any Loan Document, or a default as set forth in any Loan Document.

2.          Grant of Security Interest. The Borrower hereby grants to the Bank, to secure the payment and performance in full of all of the Obligations, a security interest in and so pledges and assigns to the Bank the following properties, assets and rights of the Borrower, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the “Collateral”): all personal and fixture property of every kind and nature including without limitation all goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts (including health-care insurance receivables), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, tort claims and all general intangibles (including all payment intangibles). The Bank acknowledges that the attachment of its security interest in any commercial tort claim as original collateral is subject to the Borrower’s compliance with Section 4.7.

3.          Authorization to File Financing Statements. The Borrower hereby irrevocably authorizes the Bank at any time and from time to time to file in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of the Borrower or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the Uniform Commercial code of the State for the sufficiency or filing office acceptance of any financing statement or amendment, including whether the Borrower is an organization, the type of organization and any organization identification number issued to the Borrower. The Borrower agrees to furnish any such information to the Bank promptly upon request. The Borrower also ratifies its authorization for the Bank to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

4.          Other Actions. Further to insure the attachment, perfection and first priority of, and the ability of the Bank to enforce, the Bank’s security interest in the Collateral, the Borrower agrees, in each case at the Borrower’s own expense, to take the following actions with respect to the following Collateral:

4.1          Promissory Notes and Tangible Chattel Paper. If the Borrower shall at any time hold or acquire any promissory notes or tangible chattel paper, the Borrower shall promptly notify the Bank thereof, and, upon the Bank’s request and option, endorse, assign and deliver the same to the Bank, accompanied by such instruments of transfer or assignment duly executed in blank as the Bank may from time to time specify.

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4.2          Deposit Accounts. For each deposit account that the Borrower at any time opens or maintains, the Borrower shall, at the Bank’s request and option, pursuant to an agreement in form and substance satisfactory to the Bank, either (a) cause the depository bank to agree to comply at any time with instructions from the Bank to such depository bank directing the disposition of funds from time to time credited to such deposit account, without further consent of the Borrower, or (b) arrange for the Bank to become the customer of the depositary bank with respect to the deposit account, with the Borrower being permitted, only with the consent of the Bank, to exercise rights to withdraw funds from such deposit account. The Bank agrees with the Borrower that the Bank shall not give any such instructions or withhold any withdrawal rights from the Borrower unless an Event of Default has occurred and is continuing or, after giving effect to any withdrawal not otherwise permitted by the Loan Documents, would occur. The provisions of this paragraph shall not apply to (i) deposit accounts for which the Bank is the Depositary and (ii) deposit accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of the Borrower’s salaried employees.

4.3          Investment Property. If the Borrower shall at any time hold or acquire any certificated securities, the Borrower shall forthwith endorse, assign and deliver the same to the Bank, accompanied by such instruments of transfer or assignment duly executed in blank as the Bank may from time to time specify. If any securities now or hereafter acquired by the Borrower are uncertificated and are issued to the Borrower or its nominee directly by the issuer thereof, the Borrower shall immediately notify the Bank thereof and, at the Bank’s request and option, pursuant to an agreement in form and substance satisfactory to the Bank, either (a) cause the issuer to agree to comply with instructions from the Bank as to such securities, without further consent of the Borrower or such nominee, or (b) arrange for the Bank to become the registered owner of the securities. If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by the Borrower are held by the Borrower or its nominee through a securities intermediary or commodity intermediary, the Borrower shall immediately notify the Bank thereof and, at the Bank’s request and option, pursuant to an agreement in form and substance satisfactory to the Bank, either (i) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply with entitlement orders or other instructions from the Bank to such securities intermediary as to such securities or other investment property, or (as the case may be) commodity intermediary to agree to comply with entitlement orders or other instructions from the Bank to such securities intermediary as to such securities or other investment property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Bank to such commodity intermediary, in each case without further consent of the Borrower or such nominee, or (ii) in the case of financial assets or other investment property held, with the Borrower being permitted, only with the consent of the Bank, to exercise rights to withdraw or otherwise deal with such investment property. The Bank agrees with the Borrower that the Bank shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by the Borrower, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights not otherwise permitted by the Loan Documents, would occur. The provisions of this paragraph shall not apply to any financial assets credited to a securities account for which the Bank is the securities intermediary.

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4.4          Collateral in the Possession of a Bailee. If any Collateral having a value of $100,000 is at any time in the possession of a bailee, the Borrower shall promptly notify the Bank thereof and, if requested by the Bank, shall promptly obtain an acknowledgment from the bailee, in form and substance satisfactory to the Bank, that the bailee holds such Collateral for the benefit of the Bank and shall act upon the instructions of the Bank, without the further consent of the Borrower. The Bank agrees with the Borrower that the Bank shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the Borrower with respect to the bailee.

4.5          Electronic Chattel paper and Transferable Records. If the Borrower at any time holds or acquires an interest in any electronic chattel paper or any “transferable record,” as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, the Borrower shall promptly notify the Bank thereof and, at the request of the Bank, shall take such action as the Bank may reasonably request to vest in the Bank control, under Section 9-105 of the Uniform Commercial Code, of such electronic chattel paper or control under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Bank agrees with the Borrower that the Bank will arrange, pursuant to procedures satisfactory to the Bank and so long as such procedures will not result in the Bank’s loss of control, for the Borrower to make alterations to the electronic chattel paper or transferable record permitted under UCC Section 9-105 or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to make without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the Borrower with respect to such electronic chattel paper or transferable record.

4.6          Letter-of-credit Rights. If the Borrower is at any time a beneficiary under a letter of credit now or hereafter issued in favor of the Borrower, the Borrower shall promptly notify the Bank thereof and, at the request and option of the Bank, the Borrower shall, pursuant to an agreement in form and substance satisfactory to the Bank, either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Bank of the proceeds of any drawing under the letter of credit, or (ii) arrange for the Bank to become the transferee beneficiary of the letter of credit, with the Bank agreeing, in each case, that the proceeds of the letter of credit are to be applied as provided in the Loan Documents.

4.7          Commercial Tort Claims. If the Borrower shall at any time hold or acquire a commercial tort claim, the Borrower shall immediately notify the Bank in a writing signed by the Borrower of the brief details thereof and grant to the Bank in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Bank.

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4.8          Other Actions as to any and all Collateral. The Borrower further agrees to take any other action reasonably requested by the Bank to insure the attachment, perfection and first priority of, and the ability of the Bank to enforce, the Bank’s security interest in any and all of the Collateral including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code, to the extent, if any, that the Borrower’s signature thereon is required therefor, (b) causing the Bank’s name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Bank to enforce, the Bank’s security interest in such Collateral, (c) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Bank to enforce, the Bank’s security interest in such Collateral, (d) obtaining governmental and other third party consents and approvals, including without limitation any consent of any licensor, lessor or other person obligated on Collateral, (e) obtaining waivers from mortgagees and landlords in form and substance satisfactory to the Bank and (f) taking all actions required by any earlier versions of the Uniform Commercial Code or by other law, as applicable in any relevant Uniform Commercial Code jurisdiction, or by other law as applicable in any foreign jurisdiction.

5.          [Reserved].

6.          Representations and Warranties Concerning Borrower’s Legal Status. The Borrower has previously delivered to the Bank a certificate signed by the Borrower entitled “Perfection Certificate” (the “Perfection Certificate”). The Borrower represents and warrants to the Bank as follows: (a) the Borrower’s exact legal name is that indicated on the Perfection Certificate and on the signature page hereof, (b) the Borrower is an organization of the type and organized in the jurisdiction set forth in the Perfection Certificate, (c) the Perfection Certificate accurately sets forth the Borrower’s organizational identification number or accurately states that the Borrower has none, (d) the Perfection Certificate accurately sets forth the Borrower’s place of business or, if more than one, its chief executive office as well as the Borrower’s mailing address if different and (e) all other information set forth on the Perfection Certificate pertaining to the Borrower is accurate and complete.

7.          Covenants Concerning Borrower’s Legal Status. The Borrower covenants with the Bank as follows: (a) without providing at least 30 days prior written notice to the Bank, the Borrower will not change its name, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one, (b) if the Borrower does not have an organizational identification number and later obtains one, the Borrower shall forthwith notify the Bank of such organizational identification number, and (c) the company will not change its type of organization, jurisdiction of organization or other legal structure.

8.          Representations and Warranties Concerning Collateral, Etc. The Borrower further represents and warrants to the Bank as follows: (a) the Borrower is the owner of or has other rights in or power to transfer the Collateral, free from any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement, (b) none of the Collateral constitutes, or is the proceeds of, “farm products” as defined in Section 9-102(a)(34) of the Uniform Commercial Code of the State, (c) none of the account debtors or other persons obligated on any of the Collateral is a governmental authority subject to the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral, (d) the Borrower holds no commercial tort claims, and (e) the Borrower has at all times operated its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances and (f) all other information set forth on the Perfection Certificate pertaining to the Collateral is accurate and complete.

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9.          Covenants Concerning Collateral, Etc. The Borrower further covenants with the Bank as follows: (a) the Collateral, to the extent not delivered to the Bank pursuant to Section 4, will be kept at those locations listed on the Perfection Certificate and the Borrower will not remove the Collateral from such locations without providing at least 30 days prior written notice to the Bank, (b) except for the security interest herein granted and liens permitted by a Credit Agreement, the Borrower shall be the owner of or have other rights in the Collateral free from any lien, security interest or other encumbrance, and the Borrower shall defend the same against all interests therein adverse to the Bank, (c) the Borrower shall not pledge, mortgage or create, or suffer to exist a security interest in the Collateral in favor of any person other than the Bank, (d) the Borrower will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon, (e) the Borrower will permit the Bank, or its designee, to inspect the Collateral at any reasonable time, wherever located, (f) the Borrower will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement, (g) the Borrower will continue to operate, its business in compliance with all applicable provisions of the federal Fair Labor Standards Act as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, and (h) the Borrower will not sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein except for the sale of inventory in the ordinary course of business. In the event of any inconsistency between the covenants made in the Intellectual Property Security Agreement, dated as of the date hereof, between the Borrower and the Bank (as amended, restated, supplemented or otherwise modified from time to time, the “IP Security Agreement”), with respect to the Borrower’s Copyrights, Trademarks and Licenses (as such terms are defined in the IP Security Agreement), and those covenants made in this Security Agreement with respect to that portion of the Collateral consisting of such Copyrights, Trademarks and Licenses, the covenants set forth in the IP Security Agreement shall prevail with respect to such inconsistency.

10.          Insurance.

10.1          Maintenance of Insurance. The Borrower will maintain, with financially sound and reputable insurers, insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas. Such insurance shall be in such minimum amounts that the Borrower will not be deemed a co-insurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms to be in such forms and be for such periods as may be reasonably satisfactory to the Bank. In addition, all such insurance shall be payable to the Bank as lender’s loss payee under a “standard” or “New York” lender’s loss payee clause. Without limiting the foregoing, the Borrower will (i) keep all of its physical property insured with casualty or physical hazard insurance on an “all risks” basis, with electronic data processing coverage, with a full replacement cost endorsement and an “agreed amount” clause in an amount equal to 100% of the full replacement cost of such property, (ii) maintain all such workers’ compensation or similar insurance as may be required by law and (iii) maintain, in amounts and with deductibles equal to those generally maintained by business engaged in similar activities in similar geographic areas, general public liability insurance against claims of bodily injury, death or property damage occurring, on, in or about the properties of the Borrower; business interruption insurance; and product liability insurance.

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10.2          Insurance Proceeds. The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with a prior interest in the property covered thereby, (i) so long as no Default or Event of Default has occurred and is continuing and to the extent that the amount of such proceeds is less than $25,000.00, be disbursed to the Borrower for direct application by the Borrower solely to the repair or replacement of the Borrower’s property so damaged or destroyed and (ii) in all other circumstances, be held by the Bank as cash collateral, upon such terms and conditions as the Bank may reasonably prescribe, for direct application by the Borrower solely to the repair or replacement of the Borrower’s property so damaged or destroyed, or upon the Borrower’s prior written consent, the Bank may apply all or any part of such proceeds to the Obligations with the Commitment (if not then terminated) being reduced by the amount so applied to the Obligations.

10.3          Notice of Cancellation, etc. All policies of insurance shall provide for at least 30 days prior written cancellation notice to the Bank. In the event of failure by the Borrower to provide and maintain insurance as herein provided, the Bank may, at its option and upon prior written notice to the Borrower, provide such insurance and charge the amount thereof to the Borrower. The Borrower shall furnish the Bank with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.

11.          Collateral Protection Expenses; Preservation of Collateral.

11.1          Expenses Incurred by Bank. In its discretion and upon prior written notice to the Borrower, the Bank may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, make repairs thereto and pay any necessary filing fees or, if the debtor fails to do so, insurance premiums. The Borrower agrees to reimburse the Bank on demand for any and all expenditures so made. The Bank shall have no obligation to the Borrower to make any such expenditures, nor shall the making thereof relieve the Borrower of any default.

11.2          Bank’s Obligations and Duties. Anything herein to the contrary notwithstanding, the Borrower shall remain liable under each contract or agreement comprised in the Collateral to be observed or performed by the Borrower thereunder. The Bank shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Bank of any payment relating to any of the Collateral, nor shall the Bank be obligated in any manner to perform any of the obligations of the Borrower under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Bank in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Bank or to which the Bank may be entitled at any time or times. The Bank’s sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Uniform Commercial Code of the State or otherwise, shall be to deal with such Collateral in the same manner as the Bank deals with similar property for its own account.

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12.          Securities and Deposits. The Bank may at any time following and during the continuance of an Event of Default, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations. Whether or not any Obligations are due, the Bank may following and during the continuance of an Event of Default demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from the Bank to the Borrower may at any time be applied to or set off against any of the Obligations.

13.          Notification to Account Debtors and Other Persons Obligated on Collateral. If an Event of Default shall have occurred and be continuing, the Borrower shall, at the request of the Bank, notify account debtors and other persons obligated on any of the Collateral of the security interest of the Bank in any account, chattel paper, general intangible, instrument or other Collateral and that payment thereof is to be made directly to the Bank or to any financial institution designated by the Bank as the Bank’s agent therefor, and the Bank may itself, if an Event of Default shall have occurred and be continuing, upon prior written notice to the Borrower, so notify account debtors and other persons obligated on Collateral. After the making of such a request or the giving of any such notification, the Borrower shall hold any proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Borrower as trustee for the Bank without commingling the same with other funds of the Borrower and shall turn the same over to the Bank in the identical form received, together with any necessary endorsements or assignments. The Bank shall apply the proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Bank to the Obligations, such proceeds to be immediately entered after final payment in cash or other immediately available funds of the items giving rise to them.

14.          Power of Attorney.

14.1          Appointment and Powers of Bank. The Borrower hereby irrevocably constitutes and appoints the Bank and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Borrower or in the Bank’s own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of the Borrower, without notice to or assent by the Borrower, to do the following: upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge make any agreement with respect to or otherwise deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the State and as fully and completely as though the Bank were the absolute owner thereof for all purposes, and to do at the Borrower’s expense, at any time, or from time to time, all acts and things which the Bank deems necessary to protect, preserve or realize upon the Collateral and the Bank’s security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as the Borrower might do, including, without limitation, (i) the filing and prosecuting of registration and transfer applications with the appropriate federal or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (ii) upon written notice to the Borrower, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Bank so elects, with a view to causing the liquidation in a commercially reasonable manner of assets of the issuer of any such securities and (iii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral.

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14.2          Ratification by Borrower. To the extent permitted by law, the Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

14.3          No Duty on Bank. The power conferred on the Bank hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Bank shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act, except for the Bank’s own gross negligence or willful misconduct.

15.          Remedies. If an Event of Default shall have occurred and be continuing, the Bank may, without notice to or demand upon the Borrower, declare this Agreement to be in default, and the Bank shall thereafter have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial of the State or of any jurisdiction in which Collateral is located, including, without limitation, the right to take possession of the Collateral, and for that purpose the Bank may, so far as the Borrower can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Bank may in its discretion require the Borrower to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of the Borrower’s principal office(s) or at such other locations as the Bank may reasonably designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Bank shall give to the Borrower at least ten (10) Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. The Borrower hereby acknowledges that ten (10) Business Days prior written notice of such sale or sales shall be reasonable notice. In addition, the Borrower waives any and all rights that is may have to a judicial hearing in advance of the enforcement of any of the Bank’s rights hereunder, including without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights with respect thereto.

16.          [Reserved].

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17.          No Waiver by Bank, etc. The Bank shall not be deemed to have waived any of its rights upon or under the Obligations or the Collateral unless such waiver shall be in writing and signed by the Bank. No delay or omission on the part of the Bank in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of the Bank with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Bank deems expedient.

18.          Suretyship Waivers by Borrower. The Borrower waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, the Borrower assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Bank may deem advisable. The Bank shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in Section 11.2. The Borrower further waives any and all other suretyship defenses.

19.          Marshalling. The Bank shall not be required to marshal any present or future collateral security (including but not limited to this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Borrower hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Bank’s rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Borrower hereby irrevocably waives the benefits of all such laws.

20.          Proceeds of Dispositions; Expenses. The Borrower shall pay to the Bank on demand any and all expenses, including reasonable attorneys’ fees and disbursements, incurred or paid by the Bank in protecting, preserving or enforcing the Bank’s rights under or in respect of any of the Obligations or any of the Collateral. After deducing all of said expenses, the residue of any proceeds of collection or sale of the Obligations or Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as the Bank may determine, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Sections 9-608(a)(1)(C) or 9-615(a)(3) of the Uniform Commercial Code of the State, any excess shall be returned to the Borrower, and the Borrower shall remain liable for any deficiency in the payment of the Obligations.

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21.          Overdue Amounts. Until paid, all amounts due and payable by the Borrower hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Loan Documents.

22.          Governing Law; Consent to Jurisdiction. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The Borrower agrees that any suit for the enforcement of this Agreement may be brought in the courts of the State of New York sitting in New York County, or any federal court sitting therein, and consents to the non-exclusive jurisdiction of such courts and to service of process in any such suit being made upon the Borrower, by mail, at the address specified in the initial paragraph of this Agreement, or at any address specified for the Borrower in any Loan Document. The Borrower hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

23.          Waiver of Jury Trial. THE BORROWER WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. The Borrower (i) certifies that neither the Bank nor any representative, agent or attorney of the Bank has represented expressly or otherwise, that the Bank would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that, in entering into the Credit Agreement and the other Loan Documents to which the Bank is a party, the Bank is relying upon, among other things, the waiver and certification contained in this Section 23.

24.          Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Borrower and its respective successors and assigns, and shall inure to the benefit of the Bank and its successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and not be enforceable as if such invalid, illegal or unenforceable terms had not been included herein. The Borrower acknowledges receipt of a copy of this Agreement.

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IN WITNESS WHEREOF, intending to be legally bound, the Borrower has caused this Agreement to be duly executed as of the date first above written.

IM BRANDS, LLC

By: Xcel Brands, Inc., Its Manager

By:	/s/ James F. Haran
Name: James F. Haran
Title: Chief Financial Officer

BANK HAPOALIM B.M.

By:	/s/ Mitchell Barnett
Name: Mitchell Barnett
Title: Senior Vice President

By:	/s/ Lavea Eisenberg
Name: Lavea Eisenberg Barnett
Title: First Vice President

SIGNATURE PAGE TO
SECURITY AGREEMENT

CERTIFICATE OF ACKNOWLEDGMENT

STATE OF _______________	)
) ss.
COUNTY OF _______________	)

Before me, the undersigned, a Notary Public in and for the county aforesaid on this ___ day of _________, 2013, personally appeared ___________________ to me known personally, and who, being by me duly sworn, deposes and says that (s)he is the ________________ of Xcel Brands, Inc., the Manager of IM Brands, LLC, and that said instrument was signed on behalf of said entity and acknowledged said instrument to be the free act and deed of said limited liability company.

Notary Public
My commission expires:

NOTARY PAGE TO

SECURITY AGREEMENT